                                                     Rule 424(b)(3)
                                                     Registration No. 333-87415


                                RAILAMERICA, INC.

                      Supplement No. 1 dated August 6, 2001
                      to Prospectus dated January 28, 2000

         This prospectus supplement should be read in conjunction with the prospectus dated January 28, 2000, which is to be delivered with this prospectus supplement.

         The Prospectus of RailAmerica, Inc., dated January 28, 2000, relating to our common stock, $.001 par value per share, is hereby supplemented as follows:

         1. SELLING STOCKHOLDERS.

         The following table sets forth, as of August 6, 2001, certain information with respect to the ownership of our common stock by the selling stockholders, and supersedes the table set forth on page 14 of the Prospectus.


                                             Ownership of Shares of Common Stock Prior to Offering
                                             ------------------------------------------------------
                                                                                                                 Ownership of
                                                                                               Number of           Shares of
                                                         6% Junior                             Shares of       Common Stock After
                                                        Convertible                             Common              Offering**
                                             Common     Subordinated                             Stock        ---------------------
Selling Shareholder                          Shares      Debentures    Warrants   Percentage    Offered       Shares     Percentage
-------------------                         -------     ------------   --------   ----------   ---------      ------     ----------
Charles R. Adams .......................      5,000        10,000         3,000       *          13,000         5,000       *
Apogee Fund, L.P. ......................    238,812       268,000        23,550       2.2%      283,000       247,362       1.0%
Lee & Ramona Bass Foundation ...........          0        25,000         7,500       *          32,500             0       *
G. Nicholas Beckwith III ...............          0        10,000         3,000       *          13,000             0       *
James S. Beckwith III ..................          0        10,000         3,000       *          13,000             0       *
Bennie M. Bray .........................          0             0        30,000       *          30,000             0       *
Kathleen Cafaro ........................        500         4,794         1,438       *           6,232           500       *
William R. Cline, Jr ...................          0         2,500           750       *           3,250             0       *
Cohanzick Partners, LP. ................          0             0         9,000       *           9,000             0       *
Stanley Cohen ..........................          0        10,000         3,000       *          13,000             0       *
Combined Master Retirement Trust .......          0        50,000        15,000       *          65,000             0       *
Compass Bank CSDN FBO
Renaissance Capital Growth & Income
 Fund III, Inc. ........................          0        50,000        15,000       *          65,000             0       *
Compass Bank CSDN FBO
Renaissance US Growth & Income Trust PLC          0        50,000        15,000       *          65,000             0       *
Gerald B. Cramer .......................          0        25,000         7,500       *          32,500             0       *
CRM, LLC ...............................          0         6,500         1,950       *           8,450             0       *
CRM 1998 Enterprise Fund, LLC ..........          0        40,000        12,000       *          52,000             0       *
CRM 1999 Enterprise Fund, LLC ..........          0        40,000        12,000       *          52,000             0       *
CRM 20/20 Fund, LLC ....................          0        25,000         7,500       *          32,500             0       *
CRM Madison Partners, LP. ..............          0        36,500        10,950       *          47,450             0       *
CRM Partners, LP. ......................          0        92,500        27,750       *         120,250             0       *
CRM Retirement Partners LP. ............          0        71,000        21,300       *          92,300             0       *
Michael Doorey and Deborah Doorey ......      6,060        10,000         3,000       *          13,000         6,060       *
Duck Partners, L.P. ....................          0        15,000         4,500       *          19,500             0       *
EBS Microcap Partners, L.P. ............     61,840        10,000         4,277       *          13,000        63,117       *
Lucia A. Englander .....................     27,121        10,000         3,000       *          13,000        27,121       *
James E. Ferguson ......................          0        10,000         3,000       *          13,000             0       *
Fred M. Filoon .........................          0         5,000         1,500       *           6,500             0       *
Stanford C. Finney, Jr .................          0             0         4,800       *          `4,800             0       *
Forest Alternative Strategies Fund A-5M           0         2,500           750       *           3,250             0       *
Forest Fulcrum Fund LP. ................          0        28,000         8,388       *          36,388             0       *





                                             Ownership of Shares of Common Stock Prior to Offering
                                             ------------------------------------------------------
                                                                                                                 Ownership of
                                                                                               Number of           Shares of
                                                         6% Junior                             Shares of       Common Stock After
                                                        Convertible                             Common              Offering**
                                             Common     Subordinated                             Stock        ---------------------
Selling Shareholder                          Shares      Debentures    Warrants   Percentage    Offered       Shares     Percentage
-------------------                         -------     ------------   --------   ----------   ---------      ------     ----------
Forest Global Convertible Fund Series
 A-5 ...................................          0       157,000        47,112       *         204,112             0       *
Forest Performance Fund, L.P. ..........          0         7,500         2,250       *           9,750             0       *
Frorer Partners, L.P. ..................          0             0        15,000       *          15,000             0       *
Francisco A. Garcia ....................          0         3,500         1,050       *           4,550             0       *
Harvey Gelfenbein ......................          0        10,000         3,000       *          13,000             0       *
Scott R. Griffith ......................        400             0       176,500       *          76,500       100,400       *
Richard T. Groos as First Trustee of
 The Richard T. Groos Trust under a
 Restated Trust Agreement dated 8/21/96      12,121        10,000         3,000       *          13,000        12,121       *
Gryphon Partners, L.P. .................          0             0        12,000       *          12,000             0       *
Mark Gulis and Cynthia Gulis ...........          0         3,000           900       *           3,900             0       *
Bernard J. Haasch and Gwen A. Haasch ...          0        10,000         3,000       *          13,000             0       *
HBK Master Fund, L.P. ..................          0       400,000       120,000       2.1%      520,000             0       *
Lawrence R. Herkimer ...................      3,000        10,000         3,000       *          13,000         3,000       *
Ronald B. Herman .......................          0         7,500         2,250       *           9,750             0       *
John R. Howie ..........................          0        10,000         3,000       *          13,000             0       *
Garry W. Hoyt ..........................          0         2,000           600       *           2,600             0       *
Hull Overseas, Ltd. ....................     48,482        20,000         6,000       *          26,000        48,482       *
Ingelside Company ......................          0        25,000         7,500       *          32,500             0       *
JMG Capital Partners, L.P. .............          0       142,000             0       *         142,000             0       *
Lena Khatcherian .......................          0         1,500           450       *           1,950             0       *
Jay B. Langner .........................          0        10,000         3,000       *          13,000             0       *
Bailey Anne Lemak UGMA/TX -- John S
 Lemak Custodian .......................          0         2,500           750       *           3,250             0       *
Eleanor J. Lemak UGMA/TX -- John S
 Lemak Custodian .......................          0         2,500           750       *           3,250             0       *
John S. Lemak ..........................     11,500        10,000         3,000       *          13,000        11,500       *
John S. Lemak, Jr. UGMA/TX -- John S
 Lemak Custodian .......................          0         2,500           750       *           3,250             0       *
Lacey Elizabeth Lemak UGMA/TX John S
 Lemak Custodian .......................          0         2,500           750       *           3,250             0       *
LKCM Investment Partnership ............    715,000        50,000        32,250       3.3%       65,000       732,250       3.1%
LBL Investments, Inc. ..................          0             0        50,000       *          50,000             0       *
LLT Limited ............................          0         5,000         1,500       *           6,500             0       *
Delbert Henry Lutz .....................          0        10,000         3,000       *          13,000             0       *
N. Martin Co. Acting for  Nicholas
 Martin Jr. Ttee under amendment and
 restatement of  the Nicholas Martin
 Jr. Revocable Living  Trust 12/26/96 ..     50,000         5,000         1,500       *           6,500        50,000       *
Nicholas Martin Jr. Ttee under
 amendment and restatement of the
 Nicholas Martin Jr. Revocable Living
 Trust 12/26/96 ........................     50,000         5,000         1,500       *           6,500        50,000       *
Sergio Mazza, IRA Rollover .............          0        10,000         3,000       *          13,000             0       *
Ronald H. McGlynn ......................          0        10,000         3,000       *          13,000             0       *
Clement C. Moore II ....................          0        10,000         3,000       *          13,000             0       *
Gregory E. Motlow ......................          0         5,000         1,500       *           6,500             0       *
Douglas D. Mulder IRA ..................          0        10,000         3,000       *          13,000             0       *
Pamela Equities Corp. ..................          0        10,000         3,000       *          13,000             0       *
Allan and Gale Peterson ................      3,000         5,000         1,500       *           6,500         3,000       *
Rainbow Futures Partners, LP. ..........          0             0         4,800       *           4,800             0       *
Rainbow Investors Partnership ..........          0             0         4,800       *           4,800             0       *
Rainbow Trading Corporation ............          0             0         4,800       *           4,800             0       *
Rainbow Trading Systems, Inc. ..........          0             0         4,800       *           4,800             0       *
Rainbow Trading Venture Partners L.P. ..          0             0         6,000       *           6,000             0       *
Sid Richardson Foundation ..............          0       100,000        30,000       *         130,000             0       *
Rosenthal Family Partnership ...........          0         5,000         1,500       *           6,500             0       *
RoVest Partners ........................          0         5,000         1,500       *           6,500             0       *
Peter J. Rozema ........................          0         7,500         2,250       *           9,750             0       *
Victor E. Salvino ......................     25,242        20,000         6,000       *          26,000        25,242       *
Craig and Mary Jo Sanford ..............          0        10,000         3,000       *          13,000             0       *
SCAT Capital ...........................          0        10,000         3,000       *          13,000             0       *
Jesse B. Shelmire ......................          0             0        75,000       *          75,000             0       *


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

                                             Ownership of Shares of Common Stock Prior to Offering
                                             ------------------------------------------------------
                                                                                                                 Ownership of
                                                                                               Number of           Shares of
                                                         6% Junior                             Shares of       Common Stock After
                                                        Convertible                             Common              Offering**
                                             Common     Subordinated                             Stock        ---------------------
Selling Shareholder                          Shares      Debentures    Warrants   Percentage    Offered       Shares     Percentage
-------------------                         -------     ------------   --------   ----------   ---------      ------     ----------
Sidney Singer ..........................          0         5,000         1,500       *           6,500             0       *
Peter P. Smith .........................     10,000        10,000         4,500       *          13,000        11,500       *
Strafe & Co. f/a/o The Sam Roberts
 Noble Foundation, Inc. ................          0        50,000        15,000       *          65,000             0       *
John L. Strauss ........................    316,606       100,000        30,000       1.9%      130,000       316,606       1.3%
John L. Strauss, Trustee FBO Cheryl M ..
 Strauss ...............................          0         2,000           600       *           2,600             0       *
John L. Strauss, Trustee FBO Eric J
 Strauss ...............................          0         2,000           600       *           2,600             0       *
John L. Strauss, Trustee FBO Julie S
 Stanton ...............................          0         2,000           600       *           2,600             0       *
Patricia J. Thames and Willis W. Thames
 II ....................................          0        10,000         3,000       *          13,000             0       *
The FM Grandchildren's Trust ...........          0         5,000         1,500       *           6,500             0       *
Jeffrey Thorp ..........................          0             0        12,750       *          10,500         2,250       *
Barry A. Wohl and Dahlia R. Hirsch .....          0         4,750         1,425       *           6,175             0       *
WOW Associated Ltd. ....................          0         5,000         1,500       *           6,500             0       *

--------------------------
*  Indicates less than 1%
** Assumes all of the shares of common stock registered hereby are sold.





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